THORNBURG                                                Rule 497(k)(1)(ii)
NEW YORK
INTERMEDIATE
MUNICIPAL
FUND


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Fund Profile
November 9, 1999

This Profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 800-847-0200.

Investment Goal

The Fund's primary goal is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund's investment adviser, with preservation of capital. Its secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. No assurance can be given that these goals will be achieved.

Principal Investment Strategies of the Fund

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by New York State and its New York State agencies and local governments and their agencies and by United States territories and possessions. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors deemed by the Fund's investment adviser to be comparable to obligors with outstanding investment grade obligations. The Fund's portfolio is "laddered" by investing so that some investments mature during
each of the coming years.   The Fund pursues its secondary goal of reducing
share price changes by maintaining a dollar-weighted average portfolio maturity of normally three to ten years.

Thornburg Investment Management, Inc. actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of debt securities, and analysis of specific securities. The Fund ordinarily will acquire securities for investment rather than for realization of gains on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during the last fiscal year. You may obtain copies of the Fund's most recent Annual and Semiannual Reports and Prospectus at no cost by calling the Fund's Distributor, Thornburg Securities Corporation, at (800) 847-0200.

Principal Risks

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Because the Fund invests primarily in obligations originating in New York, the Fund's share value may be more sensitive to adverse economic or political developments in that state. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, and means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary. The bar chart shows the Fund's total return for the calendar year 1998, the first full calendar year of the Fund's operations. The average annual total return figures compare Class A share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus>
Intermediate New York Fund Annual Total Returns Class A Shares
--------------------------------------------------------------

15%

10%

5%    5.88

 0%

-5%   1998

Highest quarterly results for time period shown:  2.61% (quarter ended
9/30/98).
Lowest quarterly results for time period shown:  0.42% (quarter ended
12/31/98).

Year to date return for period ended 9/30/99:  (0.39)%

The sales charge for Class A shares is not reflected in the return shown in the bar chart above, and the return would be less if the charge was taken into account.

Intermediate New York Fund Average Annual Total Returns
-----------------------------------------------------
(periods ended 9/30/99)

                       One Year     Since Inception
                                       (9/4/97)
                       --------     --------------
  Class A Shares        0.23%            8.93%
  Merrill Lynch Index  (0.71)%           4.40%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

                                                        Class A
                                                        --------
     Maximum Sales Charge (Load) on Purchases            2.00%
     (as a percentage of offering price)
     Maximum Deferred Sales Charge (Load) on Redemptions 0.50%* (as a percentage of redemption proceeds or original purchase price, whichever is lower)

  * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                        Class A
                                                        --------
     Management Fee                                       .50%
     Distribution and Service (12b-1) Fees                .25%
     Other Expenses                                       .41%
                                                        --------
            Total Annual Operating Expenses              1.16%*


*Thornburg Investment Management, Inc. intends to reimburse expenses so that actual expenses are .78%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
     Class A Shares     $317     $564      $831      $1,595

Investment Adviser and Portfolio Managers

The Fund's investment adviser is Thornburg Investment Management, Inc. (Thornburg), providing investment management and administrative services. Brian J. McMahon and George T. Strickland, both of whom are managing directors of Thornburg, are the portfolio managers for the Fund. Mr. McMahon has managed municipal bond portfolios for Thornburg since 1984, and Mr. Strickland has performed municipal bond credit analysis and management since joining Thornburg in 1991. Mr. McMahon and Mr. Strickland are assisted by other employees of Thornburg in managing the Fund's portfolio.

Purchase of Fund Shares

The Fund is authorized to issue multiple classes of shares, but currently offers only Class A shares. Purchases of Class A shares are described below.


                               Sales Charge
                    as a percentage    as a percentage
Purchase Amount     of Offering Price of Net Asset Value
---------------     ----------------- ------------------
[S]                        [C]                [C]
Less than $250,000         2.00%              2.04%
$250,000 to 499,999.99     1.50%              1.52%
$500,000 to 999,999.99     1.25%              1.27%
$1,000,000 and up          0.00%*             0.00%*

*No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser, but a contingent deferred sales charge will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed.

Shareholders who sign a letter of intent to purchase more than $50,000 over 13 months may buy Class A shares at a reduced sales charge. Certain shareholders may buy Class A shares at no sales charge:

     Shareholders who purchase shares within 24 months of redeeming Class A shares;

     Customers of trust companies or bank trust departments;

     Customers of fee for service broker dealers or financial advisers;

     Shareholders investing through a broker dealer's wrap program;

     Shareholders whose orders are placed through certain broker dealer maintaining omnibus accounts.

The minimum purchase to open an account is $5,000. Minimum additional purchase for any account is $100. Minimum account size is $1,000, and accounts falling below that amount may be subject to mandatory redemption. Purchases may be made by mail, through your financial advisor or by telephone.

Redeeming Fund Shares

You can withdraw money from your Fund account on any Fund business day by redeeming some or all of your shares (selling them back to the Fund either directly or through your financial advisor). Your shares will be redeemed by the Fund at the net asset value next computed after your order is received in proper form. If your purchase was subject to a contingent deferred sales charge within one year of purchase, the charge will be deducted. You may redeem Fund shares by mail, through your financial advisor, or by telephone. if you have previously signed up for the telephone redemption feature.

Distributions

The Fund distributes substantially all of its net income and realized capital gains to shareholders each year. The Fund declares its net investment income daily and distributes it monthly. The Fund will distribute any net realized capital gains at least annually. Distributions are reinvested automatically in additional shares unless you elect to receive them in cash. Income dividends attributable to tax exempt municipal obligations owned by the Fund are exempt from the federal individual income tax, but some portion of these dividends could be subject to the alternative minimum tax. Dividends attributable to market discount on portfolio securities and distributions of net short-term capital gains are taxable as ordinary income. Any distributions of long-term capital gains are taxed as long-term capital gains for federal income tax purposes. Income dividends attributable to municipal obligations originating in New York are not subject to New York State or New York City individual income taxes.

Other Fund Services

* Thornburg Funds telephone representatives: Monday through Friday from 7:30 a.m. to 4:30 p.m. Mountain Time, at 1-800-847-0200.

* Thornburg Funds Audio Response System: 24 hours a day, 7 days a week. Call 1-800-847-0200.

* The Automatic Investment Plan: transfer as little as $100 from your bank account on a weekly, monthly or quarterly basis.

* Exchange Class A shares of any other Thornburg Fund for Class A shares of the Fund without paying any additional sales charge.

* Website: Contact Thornburg on the Internet at www.Thornburg.com

Contact your financial advisor or the Fund for more information on these and other services available to you.

Please call 1-800-847 or your financial adviser for an application to purchase shares of the Fund. A copy of the Fund's prospectus will be sent to you with the application.


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                              Thornburg Funds
                         Investing With Integrity

               Thornburg Securities Corporation, Distributor
             119 East Marcy Street, Santa Fe, New Mexico 87501
                              800-847-0200
           www.thornburg.com    e-mail: postmaster@thornburg.com